UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2018

Midland States Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01.                Completion of Acquisition or Disposition of Assets.

On February 28, 2018, Midland States Bancorp, Inc. (“Midland”) completed its acquisition of Alpine Bancorporation, Inc. (“Alpine”) pursuant to the previously announced Agreement and Plan of Merger, dated as of October 16, 2017, by and among Midland, Peak Midland Acquisition, LLC (“Merger Sub”), and Alpine.  Alpine was merged with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of Midland.  As a result of the Merger, Alpine’s wholly owned bank subsidiary, Alpine Bank & Trust Co., became a wholly owned subsidiary of Midland.

On February 28, 2018, Midland filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Merger and other related matters. The purpose of this filing is to amend the Form 8-K filed on February 28, 2018, to include the information required by Item 9.01(a) and (b).

Item 9.01.                Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Alpine as of December 31, 2017 and 2016, and for each of the two years ended December 31, 2017 and 2016, as well as the accompanying notes thereto and the related Independent Auditor’s Report, are filed as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Midland as of December 31, 2017, and the unaudited pro forma condensed combined income statement of Midland for the year ended December 31, 2017, are filed as Exhibit 99.2 and incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of Wipfli LLP

99.1

Audited consolidated financial statements of Alpine Bancorporation, Inc. as of December 31, 2017 and 2016, and for each of the two years ended December 31, 2017 and 2016, as well as the accompanying notes thereto and the related Independent Auditor’s Report

99.2

Unaudited pro forma condensed combined balance sheet of Midland States Bancorp, Inc. as of December 31, 2017, and the unaudited pro forma condensed combined income statement of Midland States Bancorp, Inc. for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2018	MIDLAND STATES BANCORP, INC.

	By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel